                                                                     Exhibit 8.1
                         US$ NOTE LETTER OF TRANSMITTAL
                             INTRAWEST CORPORATION
                                   OFFER FOR
US$226,000,000 AGGREGATE PRINCIPAL AMOUNT OF 7.50% SENIOR NOTES DUE OCTOBER 15,
                                      2013
       WHICH WERE ISSUED UNDER AN INDENTURE DATED AS OF OCTOBER 9, 2003,
                                IN EXCHANGE FOR
  US$226,000,000 AGGREGATE PRINCIPAL AMOUNT OF 7.50% SENIOR EXCHANGE NOTES DUE
                                OCTOBER 15, 2013
 WHICH HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS
                                    AMENDED,
AND QUALIFIED FOR DISTRIBUTION IN THE PROVINCES OF BRITISH COLUMBIA, ONTARIO AND
                                     QUEBEC
               PURSUANT TO THE PROSPECTUS DATED DECEMBER 21, 2004

           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK TIME,
         ON JANUARY 21, 2005, UNLESS EXTENDED (THE "EXPIRATION DATE").
           TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO
               5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.
To: JPMorgan Chase Bank, the Exchange Agent

                      BY MAIL, HAND OR OVERNIGHT DELIVERY:


                                     JPMorgan Chase Bank
                                      1301 Fifth Avenue
                                         Suite 3300
                                      Seattle, WA 98101
                                 Attention: Michael A. Jones

                 BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):

                                  Facsimile: (206) 624-3867
                            Confirm by Telephone: (206) 903-4908

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned acknowledges that he or she has received and reviewed the final short-form prospectus dated December 21, 2004 (the "Prospectus") of Intrawest Corporation (the "Issuer") and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange, for an aggregate principal amount of up to US$226,000,000 of its 7.50% Senior Exchange Notes due October 15, 2013 (the "Exchange Notes") which have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and qualified for distribution in the Provinces of British Columbia, Ontario and Quebec, a like principal amount of the Issuer's outstanding US$226,000,000 aggregate principal amount of 7.50% Senior Notes due October 15, 2013 (the "US$ Notes") which were issued under an indenture (the "Indenture") dated as of October 9, 2003. US$225,000,000 aggregate principal amount of US$ Notes were originally issued on October 6, 2004. US$1,000,000 aggregate principal amount of US$ Notes were originally issued on October 9, 2003 (CUSIP NO. 460915 AP 6). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

      For each US$ Note accepted for exchange and not validly withdrawn, the holder of such US$ Note will receive an Exchange Note having a principal amount equal to that of the surrendered US$ Note.

      The Exchange Notes issued in exchange for the US$ Notes will evidence the same debt as the US$ Notes and will be issued, and the holders thereof will be entitled to the same rights as the holders of the US$ Notes, under the 2003 Indenture. The terms of the Exchange Notes are identical in all material respects to the US$ Notes except for certain transfer restrictions and registration rights relating to the US$ Notes and except that, in the event of a Registration Default, special interest, in addition to the interest set forth on the cover page of the Prospectus, shall accrue on the US$ Notes at a per annum rate of 0.5% for the first 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period. Upon cure of the Registration Default, the special interest shall no longer accrue and the US$ Notes will bear interest at the original rate; provided however, that if, after any such cure, a different Registration Default occurs, then special interest shall again accrue in accordance with the foregoing provisions.

      The Exchange Notes will bear interest from the later of October 15, 2004 and the last interest payment date (if any) of the US$ Notes to occur prior to the issue date of the Exchange Notes. Holders of the US$ Notes whose US$ Notes are accepted for exchange will not receive interest on such US$ Notes for any period subsequent to the later of October 15, 2004 and the last interest payment date (if any) to occur prior to the issue date of the Exchange Notes.

      The Issuer will keep the Exchange Offer open for not less than 30 calendar days after the date notice thereof is mailed to the holders of the US$ Notes. The Issuer shall notify the holders of the US$ Notes of any extension of the Exchange Offer by means of a press release or other public announcement no later than 9:00 a.m., New York time, on the next business day after the previously scheduled Expiration Date, in which event the term "Expiration Date" shall mean 5:00 p.m., New York time, on the latest date to which the Exchange Offer is extended.

      The Exchange Offer is not conditioned upon any minimum aggregate principal amount of US$ Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. US$ Notes are required to be tendered in even denominations of $1,000 or integral multiples thereof. Please see the Prospectus under the section entitled "THE EXCHANGE OFFERS -- Certain Conditions to the Exchange Offers."

      The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of US$ Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

      This Letter is to be completed by a holder of US$ Notes either if certificates are to be forwarded herewith or if a tender of US$ Notes is to be made by book-entry transfer, if such procedure is available, to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus unless an Agent's Message (as defined in the "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus) is transmitted to and received by the Exchange Agent. Holders of US$ Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry transfer of their US$ Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their US$ Notes according to the guaranteed delivery procedures set forth in the Prospectus under the section entitled "THE EXCHANGE OFFERS -- Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

      The Undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their US$ Notes must complete this Letter in its entirety (unless such US$ Notes are to be tendered by book-entry transfer and an Agent's Message is delivered in lieu hereof).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING THE BOXES BELOW

      List below the US$ Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of US$ Notes should be listed on a separate signed schedule affixed hereto.

                            DESCRIPTION OF US$ NOTES

                         (SEE INSTRUCTIONS 2, 3 AND 8)
--------------------------------------------------------------------------------

  NAME(S) AND ADDRESS(ES)
  OF REGISTERED HOLDER(S)                          (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                        1                        2                                3
                              ---------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT OF
                                                                                     US$ NOTES TENDERED(2) (MUST
                                                        AGGREGATE PRINCIPAL       BE IN DENOMINATIONS OF PRINCIPAL
                                                             AMOUNT OF                    AMOUNT OF $1,000
                             CERTIFICATE NUMBER(S)(1)        US$ NOTES             OR INTEGRAL MULTIPLES THEREOF)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                       Total
----------------------------------------------------------------------------------------------------------------------

(1) Certificate numbers not required if US$ Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, a holder will be deemed to have tendered ALL of the US$ Notes represented in column 2.

[ ] CHECK HERE IF TENDERED US$ NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
   Name of Tendering Institution:
   Account Number:
   Transaction Code Number:

[ ] CHECK HERE IF TENDERED US$ NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

   Name(s) of Registered Holder(s):

   Window Ticket Number (if any):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Institution which guaranteed delivery:

   If delivered by book-entry transfer, complete the following:

   Account Number:

   Transaction Code Number:

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:

  Address:

      You are entitled to as many copies as you may reasonably request and if you need more than 10 copies, please so indicate by noting the number of copies required below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of US$ Notes indicated above. The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      Subject to, and effective upon, the acceptance for exchange of the US$ Notes tendered hereby, the undersigned, without disposing of the debt evidenced by the US$ Notes, hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such US$ Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered US$ Notes with full power of substitution to (i) deliver certificates for such US$ Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer,
(ii) present such US$ Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of the beneficial ownership of such US$ Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable from and after the Expiration Date and coupled with an interest.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the US$ Notes tendered hereby for Exchange Notes issuable upon the exchange of such tendered US$ Notes, and that, when the same are accepted for exchange by the Issuer, the Issuer will acquire good and unencumbered title to such US$ Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

      The undersigned also acknowledges that this Exchange Offer is being made in reliance on the position of the staff of the United States Securities and Exchange Commission (the "Commission") as set forth in certain no-action letters to other parties in other transactions. However, the Issuer has not sought its own no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances. Based on these interpretations by the staff of the Commission, the Issuer believes that Exchange Notes issued pursuant to the Exchange Offer in exchange for US$ Notes may be offered for resale, resold and otherwise transferred by a holder thereof (other than any holder which is (i) a broker-dealer who purchased such US$ Notes directly from the Issuer for resale pursuant to Rule 144A or other available exemptions under the Securities Act,
(ii) a broker-dealer who acquired such US$ Notes as a result of market-making or other trading activities or (iii) a person that is an "affiliate" (as defined in Rule 405 of the Securities Act) of the Issuer (an "Affiliate")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and that such holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such Exchange Notes.

      The undersigned hereby represents, warrants and certifies that it is not an Affiliate of the Issuer, that it is not a broker-dealer that owns US$ Notes acquired directly from the Issuer, that it is acquiring the Exchange Notes under the Exchange Offer in the ordinary course of the undersigned's business and that the undersigned is not participating, and has no arrangement or understanding with any person to participate, in a distribution of such Exchange Notes.

      If the undersigned is a broker-dealer that will receive Exchange Notes for its own account pursuant to the Exchange Offer, it acknowledges that the US$ Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging, and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act even though it may be deemed to be an underwriter for purposes thereof.

      The undersigned hereby warrants that it will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the US$ Notes tendered hereby. The undersigned further agrees that acceptance of any tendered US$ Notes by the Issuer and the issuance of Exchange Notes in exchange therefore shall constitute performance in full by the Issuer of certain obligations under the applicable Registration Rights Agreement and that the Issuer shall have no further obligation or liabilities thereunder (except in certain limited circumstances). All authority conferred or agreed to be conferred in this Letter will survive the death or incapacity of the undersigned and every obligation of the undersigned shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter or in the Prospectus under the section entitled "THE EXCHANGE OFFERS -- Withdrawal Rights."

      For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered US$ Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

      If any tendered US$ Notes are not accepted for exchange pursuant to the Exchange Offer for any reason set forth in the terms and conditions of the Exchange Offer or if US$ Notes are submitted for a greater principal amount than the holder desires to exchange, certificates for any such unaccepted or non-exchanged US$ Notes will be returned or provided, as the case may be, without expense to the undersigned (or, in the case of US$ Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry procedures described under the section entitled "THE EXCHANGE OFFERS -- DTC Book Entry Transfer" in the Prospectus, such non-exchanged US$ Notes will be credited to an account maintained at the Book-Entry Transfer Facility), at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the expiration or termination of the Exchange Offer.

      The undersigned understands that tenders of US$ Notes pursuant to the procedures described under the section entitled "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" in the Prospectus and in the instructions hereto, upon the acceptance thereof by the Issuer, will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing US$ Notes for any US$ Notes not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of US$ Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing US$ Notes for any US$ Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of US$ Notes." In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the US$ Notes accepted for exchange in the name(s) of, and return any certificates for US$ Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuer has no obligations pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any US$ Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the US$ Notes so tendered.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF US$ NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE US$ NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

   To be completed ONLY if certificates for US$ Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or person(s) whose signature(s) appear(s) on this Letter below, or if US$ Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

 Issue: Exchange Notes and/or
        US$ Notes to:

 Name
                             (Please Type or Print)

                             (Please Type or Print)

 Address

                                                              (Postal/Zip Code)

                            Employer Identification
                           or Social Security Number

                         (Complete Substitute Form W-9)

 [ ] Credit non-accepted US$ Notes delivered by book-entry transfer to the
     Book-Entry Transfer Facility account set forth below:
                 (Book-entry Transfer Facility Account Number,
                                 if applicable)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

   To be completed ONLY if certificates for US$ Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of US$ Notes" on this Letter above.

 Mail: Exchange Notes and/or
       US$ Notes to:

 Name
                             (Please Type or Print)

                             (Please Type or Print)

 Address

                                                              (Postal/Zip Code)

      IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR US$ NOTES OR A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 CONTAINED HEREIN)

      I hereby TENDER the US$ Notes described above in the box entitled "Description of US$ Notes" pursuant to the terms of the Exchange Offer.

X                                               , 200__
                                                                    Date

X                                               , 200__
          Signature(s) of Owner(s)                                  Date

Area Code and Telephone Number

      If a holder is tendering any US$ Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the US$ Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):
                             (Please Type or Print)

--------------------------------------------------------------------------------

Capacity:

Address:

                           (Include Postal/Zip Code)

                              SIGNATURE GUARANTEE

                         (IF REQUIRED BY INSTRUCTION 4)

Signature(s) Guaranteed by an Eligible Institution:
                                                 (Authorized Signature)

                                    (Title)

                                 (Name of Firm)

                        (Area Code and Telephone Number)

Dated:  , 200__

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

      This letter must be used to forward, and must accompany, all certificates for US$ Notes tendered pursuant to the Exchange Offer and tenders made pursuant to the procedures for delivery by book-entry transfer set forth in the "THE EXCHANGE OFFERS -- DTC Book-Entry Transfer" section of the Prospectus unless an Agent's Message (as defined in the "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus) is transmitted to and received by the Exchange Agent.

                                  INSTRUCTIONS
                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER AND CERTIFICATES.

      This Letter of Transmittal (this "Letter") is to be completed by holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the "THE EXCHANGE OFFERS -- DTC Book-Entry Transfer" section of the Prospectus unless an Agent's Message (as defined in the "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus) is transmitted to and received by the Exchange Agent. Certificates for all physically tendered US$ Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, or an Agent's Message (as defined in the "EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus) in connection with a book-entry transfer, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. US$ Notes tendered hereby must be in denominations of $1,000 or integral multiples thereof.

      The method of delivery of this Letter, the US$ Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received and confirmed by the Exchange Agent. If such delivery is made by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date. No Letters or US$ Notes should be sent to the Issuer.

      Holders who wish to tender their US$ Notes and (i) whose US$ Notes are not immediately available, or (ii) time will not permit such holder's US$ Notes, this Letter or any other documents required hereby to reach the Exchange Agent before the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed on a timely basis, must tender their US$ Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed copy of the Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided herewith (by telegram, telex, facsimile transmission, or mail or hand delivery) setting forth the name and address of the holder of US$ Notes and the amount of US$ Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered US$ Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) for all physically tendered US$ Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the section entitled "THE EXCHANGE OFFERS -- Guaranteed Delivery Procedures." Any holder who wishes to tender his US$ Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York time, on the Expiration Date. As used in this Letter, "Eligible Institution" shall mean a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or which is otherwise an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended.

      All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered US$ Notes will be determined by the Issuer, in its sole discretion, which determination shall be final and binding. The Issuer reserves the absolute right to reject any and all tenders of any particular US$ Notes not properly tendered or to not accept any particular US$ Notes which acceptance might, in the judgement of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular US$ Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender US$ Notes in the Exchange Offer). The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) as to any particular US$ Notes either before or after the Expiration Date shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of US$ Notes must be cured within such reasonable period of time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of US$ Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of US$ Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any US$ Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter, as promptly as practicable after the expiration or termination of the Exchange Offer.

      See "THE EXCHANGE OFFERS" in the Prospectus.

2.  TENDER BY HOLDER.

      Only a holder of US$ Notes may tender such US$ Notes in the Exchange Offer. Any beneficial owner whose US$ Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter and delivering such owner's US$ Notes, either make appropriate arrangements to register ownership of the US$ Notes in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

3.  PARTIAL TENDERS AND WITHDRAWALS.

      Tenders of US$ Notes will be accepted only in denominations of $1,000 or integral multiples thereof. If less than all of a holder's US$ Notes are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of US$ Notes to be tendered in the box above entitled "Description of US$ Notes --Principal Amount of US$ Notes Tendered." A reissued certificate representing the balance of non-tendered US$ Notes will be sent to such tendering holder (except in the case of book-entry transfers), unless otherwise provided in the appropriate box in this Letter, as promptly as practicable after the expiration or termination of the Exchange Offer. ALL OF THE US$ NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

      Any holder who has tendered US$ Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth in this Letter. Any such notice of withdrawal must specify the name of the person having tendered the US$ Notes to be withdrawn, identify the US$ Notes to be withdrawn (including the principal amount of such US$ Notes), and (where certificates for US$ Notes have been transmitted) specify the name in which such US$ Notes are registered, if different from that of the withdrawing holder. If certificates for US$ Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If US$ Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn US$ Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, in its sole discretion, which determination shall be final and binding on all parties. Any US$ Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any US$ Notes which have been tendered for exchange but which are not exchanged for any reason will be returned or provided, as the case may be, to the holder thereof without cost to such holder (or, in the case of US$ Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such US$ Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the US$ Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn US$ Notes may be retendered by following one of the procedures described under the section entitled "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" in the Prospectus at any time on or prior to the Expiration Date. See "THE EXCHANGE OFFERS -- Withdrawal Rights" in the Prospectus.

4. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURE.

      If this Letter is signed by the registered holder of the US$ Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) (if applicable) without any change whatsoever.

      If any tendered US$ Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

      If any tendered US$ Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      When this Letter is signed by the registered holder or holders of the US$ Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered US$ Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

      If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificate(s).

      If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

      Endorsements on certificates for US$ Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

      Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the US$ Notes are tendered: (i) by a registered holder of such US$ Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such US$ Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

5.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of US$ Notes should indicate in the applicable box the name and address in or to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing US$ Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering US$ Notes by book-entry transfer may request that US$ Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such US$ Notes not exchanged will be returned to the name or address of the person signing this Letter.

6.  TRANSFER TAXES.

      Holders who tender their US$ Notes for exchange pursuant to the Exchange Offer will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Issuer to register Exchange Notes in the name of, or request that US$ Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE US$ NOTES SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

      Subject to the terms and conditions set forth in the Prospectus, the Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of US$ Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their US$ Notes for exchange.

      Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities with respect to any tender of US$ Notes, nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED US$ NOTES.

      Any holder whose US$ Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address indicated on the first page of this Letter.

                           IMPORTANT TAX INFORMATION

      Under United States federal income tax laws, a registered holder of US$ Notes is required to provide the U.S. Trustee (as defined in the Prospectus) (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her U.S. social security number. If the [U.S.] Trustee is not provided with the correct TIN, a US$50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Exchange Notes may be subject to backup withholding.

      Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the U.S. Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the U.S. Trustee.

      If backup withholding applies, the U.S. Trustee is required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments made with respect to Exchange Notes, the holder is required to provide the U.S. Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that
(A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                    (SEE "IMPORTANT TAX INFORMATION" ABOVE)
                       PAYOR'S NAME: JPMORGAN CHASE BANK

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU UNDER THE EXCHANGE NOTES. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

-------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE           Social Security Number
  FORM W-9                           BOX AT RIGHT AND CERTIFY BY SIGNING AND
                                   DATING BELOW                                                    OR
                                                                                    Employer Identification Number

--------------------------------------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY         PART II -- Certification -- Under penalties of perjury,        PART 3
INTERNAL REVENUE SERVICE           I certify that:
                                     (1) The number shown on this form is my correct TIN (or      Awaiting TIN [ ]
                                   I am waiting for a number to be issued to me);                 --------------------
                                     (2) I am not subject to backup withholding because (i) I       PART 4
                                   am exempt from backup withholding, (ii) I have not been
                                         notified by the Internal Revenue Service ("IRS")         Exempt [ ]
                                         that I am subject to backup withholding as a result
                                   of failure to report all interest or dividends, or (iii)
                                   the IRS has notified me that I am no longer subject to
                                   backup withholding; and
                                     (3) I am a U.S. person (including a U.S. resident
                                   alien).
                                   ---------------------------------------------------------------------------------
                                     Certificate instructions: -- You must cross out item (2) in Part II above if you
  PAYOR'S REQUEST FOR TAXPAYER     have been notified by the IRS that you are subject to backup withholding because of
IDENTIFICATION NUMBER ("TIN")        underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                   SIGNATURE
                                   DATE
                                   NAME
                                   (Please Print)
--------------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. It is understood that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

 , 200
Signature and Date

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR US$ NOTES (IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5 Application for a Social Security Number Card, or Form SS-4 Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Subject to certain exceptions and conditions, payees specifically exempted from backup withholding on ALL payments include the following:

 --   A corporation.

 --   A financial institution.

 --   An organization exempt from tax under section 501(a), or an individual retirement plan.

 --   The United States or any wholly owned agency or instrumentality thereof.

 --   A State, The District of Columbia, a possession of the United States, or any political subdivision or wholly owned instrumentality thereof.

 --   A foreign government, a political subdivision of a foreign government, or any wholly owned agency or instrumentality thereof.

 --   An international organization or any wholly owned agency or instrumentality thereof.

 --   A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 --   A real estate investment trust.

 --   A common trust fund operated by a bank under section 584(a).

 --   An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

 --   An entity registered at all times under the Investment Company Act of
   1940.

 --   A foreign central bank of issue.

     Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

 --   Payments to non-resident aliens subject to withholding under section 1441.

 --   Payments to partnerships not engaged in a trade or business in the U.S.
   and which have at least one non-resident partner.

 --   Payments of patronage dividends where the amount renewed is not paid in money.

 --   Payments made by certain foreign organizations.

 --   Payments made to a nominee.

     Payments of interest not generally subject to backup withholding include the following:

 --   Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 --   Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 --   Payments described in section 6049(b)(5) to non-resident aliens.

 --   Payments on tax-free covenant bonds under section 1451.

 --   Payments made by certain foreign organizations.

 --   Payments made to a nominee.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

     PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------
                                      GIVE THE
      FOR THIS TYPE OF             SOCIAL SECURITY
          ACCOUNT:                  NUMBER OF --
-------------------------------------------------------
1. An individual's account    The individual
2. Two or more individuals    The actual owner of the
   (joint account)            account or, if combined
                              funds, any one of the
                              individuals(1)
3. Husband and wife (joint    The actual owner of the
   account)                   account or, if joint
                              funds, either person(1)
4. Custodian account of a     The minor(2)
   minor (Uniform Gift to
   Minors Act)
5. Adult and minor (joint     The adult or, if the
   account)                   minor is the only
                              contributor, the minor(2)
6. Account in the name of     The ward, minor, or
   guardian or committee for  incompetent person(3)
   a designated ward, minor,
   or incompetent person
7. a. The usual revocable     The grantor-trustee(1)
      savings trust account
      (grantor is also
      trustee)
   b. So-called trust         The actual owner(1)
      account that is
      not a legal or
      valid trust under
      State law

-------------------------------------------------------
      FOR THIS TYPE OF                GIVE THE
          ACCOUNT:                    EMPLOYER
                                   IDENTIFICATION
                                    NUMBER OF --
-------------------------------------------------------
8. Sole proprietorship        The owner(4)
   account
9. A valid trust, estate, or  Legal entity (Do not
   pension trust              furnish the identifying
                              number of the personal
                              representative or trustee
                              unless the legal entity
                              itself is not designated
                              in the account title.)(5)
10. Corporate account         The corporation
11. Religious, charitable,    The organization
   or educational
   organization account
12. Partnership held in the   The partnership
   name of the business
13. Association, club or      The organization
   other tax-exempt
   organization
14. A broker or registered    The broker or nominee
   nominee
15. Account with the          The public entity
   Department of Agriculture
   in the name of a public
   entity (such public
   entity as a State or
   local government, school
   district or prison) that
   receives agricultural
   program payments

---------------

    (1) List first and circle the name of the person whose number you furnish.

    (2) Circle the minor's name and furnish the minor's social security number.

    (3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

    (4) Show the name of the owner.

    (5) List first and circle the name of the legal trust, estate or pension trust.

    NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                        CDN$ NOTE LETTER OF TRANSMITTAL
                             INTRAWEST CORPORATION
                                   OFFER FOR
 CDN$125,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.875% SENIOR NOTES DUE OCTOBER
                                    15, 2009
WHICH WERE ISSUED UNDER AN INDENTURE DATED AS OF OCTOBER 6, 2004 (THE "EXISTING
                                    NOTES"),
                                IN EXCHANGE FOR
 CDN$125,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.875% SENIOR EXCHANGE NOTES DUE
                                OCTOBER 15, 2009
 WHICH HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS
                                    AMENDED,
AND QUALIFIED FOR DISTRIBUTION IN THE PROVINCES OF BRITISH COLUMBIA, ONTARIO AND
                                     QUEBEC
               PURSUANT TO THE PROSPECTUS DATED DECEMBER 21, 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK TIME, ON JANUARY 21, 2005,
                    UNLESS EXTENDED (THE "EXPIRATION DATE").
           TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO
               5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.
To: JPMorgan Chase Bank (with respect to Existing Notes registered in the name of The Depositary Trust Company) or CIBC Mellon Trust Company (with respect to Existing Notes registered in the name of The Canadian Depository for Securities Limited), the Exchange Agents

                      BY MAIL, HAND OR OVERNIGHT DELIVERY:

           JPMorgan Chase Bank                             CIBC Mellon Trust Company
            1301 Fifth Avenue                              1066 West Hastings Street
                Suite 3300                                         Suite 1600
            Seattle, WA 98101                               Vancouver, B.C. V6E 3X1
       Attention: Michael A. Jones                        Attention: Roberta Massender
 BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS            BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS
                  ONLY):                                             ONLY):
        Facsimile: (206) 624-3867                          Facsimile: (604) 688-4301
   Confirm by Telephone: (206) 903-4908               Confirm by Telephone: (604) 891-3021

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned acknowledges that he or she has received and reviewed the final short form prospectus dated December 21, 2004 (the "Prospectus") of Intrawest Corporation (the "Issuer") and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange, for an aggregate principal amount of up to Cdn$125,000,000 of its 6.875% Senior Exchange Notes due October 15, 2009 (the "Exchange Notes") which have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and qualified for distribution in the Provinces of British Columbia, Ontario and Quebec, a like principal amount of the Issuer's outstanding Cdn$125,000,000 aggregate principal amount of 6.875% Senior Notes due October 15, 2009 (the "Cdn$ Notes") which were originally issued under an indenture dated as of October 6, 2004. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

      For each Cdn$ Note accepted for exchange and not validly withdrawn, the holder of such Cdn$ Note will receive an Exchange Note having a principal amount equal to that of the surrendered Cdn$ Note.

      The Exchange Notes issued in exchange for the Cdn$ Notes will evidence the same debt as the Cdn$ Notes and will be issued, and the holders thereof will be entitled to the same rights as the holders of the

Cdn$ Notes, under the 2004 Indenture. The terms of the Exchange Notes are identical in all material respects to the Cdn$ Notes except for certain transfer restrictions and registration rights relating to the Cdn$ Notes and except that, in the event of a Registration Default, special interest, in addition to the interest set forth on the cover page of the Prospectus, shall accrue on the Cdn$ Notes at a per annum rate of 0.5% for the first 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period. Upon cure of the Registration Default, the special interest shall no longer accrue and the US$ Notes will bear interest at the original rate; provided however, that if, after any such cure, a different Registration Default occurs, then special interest shall again accrue in accordance with the foregoing provisions.

      The Exchange Notes will bear interest from the later of October 6, 2004 and the last interest payment date (if any) of the Cdn$ Notes to occur prior to the issue date of the Exchange Notes. Holders of the Cdn$ Notes whose Cdn$ Notes are accepted for exchange will not receive interest on such $Cdn Notes for any period subsequent to the later of October 6, 2004 and the last interest payment date (if any) to occur prior to the issue date of the Exchange Notes.

      The Issuer will keep the Exchange Offer open for not less than 30 calendar days after the date notice thereof is mailed to the holders of the Cdn$ Notes. The Issuer shall notify the holders of the Cdn$ Notes of any extension of the Exchange Offer by means of a press release or other public announcement no later than 9:00 a.m., New York time, on the next business day after the previously scheduled Expiration Date, in which event the term "Expiration Date" shall mean 5:00 p.m., New York time, on the latest date to which the Exchange Offer is extended.

      The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Cdn$ Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Cdn$ Notes are required to be tendered in even denominations of $1,000 or integral multiples thereof. Please see the Prospectus under the section entitled "THE EXCHANGE OFFERS -- Certain Conditions to the Exchange Offers."

      The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Cdn$ Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

      This Letter is to be completed by a holder of Cdn$ Notes either if certificates are to be forwarded herewith or in the case of Cdn$ Notes registered in the name of The Depository Trust Company if a tender of Cdn$ Notes is to be made by book-entry transfer, if such procedure is available, to the account maintained by JPMorgan Chase Bank at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus unless an Agent's Message (as defined in the "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus) is transmitted to and received by JPMorgan Chase Bank. Holders of Cdn$ Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry transfer of their Cdn$ Notes into JPMorgan Chase Bank's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter to the applicable Exchange Agent on or prior to the Expiration Date, may tender their Cdn$ Notes according to the guaranteed delivery procedures set forth in the Prospectus under the section entitled "THE EXCHANGE OFFERS -- Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to JPMorgan Chase Bank.

      The Undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Cdn$ Notes must complete this Letter in its entirety (unless such Cdn$ Notes are to be tendered by book-entry transfer and an Agent's Message is delivered in lieu hereof).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING THE BOXES BELOW

      List below the Cdn$ Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Cdn$ Notes should be listed on a separate signed schedule affixed hereto.

                           DESCRIPTION OF CDN$ NOTES

                         (SEE INSTRUCTIONS 2, 3 AND 8)
--------------------------------------------------------------------------------

  NAME(S) AND ADDRESS(ES)
  OF REGISTERED HOLDER(S)                          (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                        1                        2                                3
                              ---------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT OF
                                                                                    CDN$ NOTES TENDERED(2) (MUST
                                                        AGGREGATE PRINCIPAL       BE IN DENOMINATIONS OF PRINCIPAL
                                                             AMOUNT OF                    AMOUNT OF $1,000
                             CERTIFICATE NUMBER(S)(1)        CDN$ NOTES            OR INTEGRAL MULTIPLES THEREOF)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                       Total
----------------------------------------------------------------------------------------------------------------------

(1) Certificate numbers not required if Cdn$ Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, a holder will be deemed to have tendered ALL of the Cdn$ Notes represented in column 2.

[ ] CHECK HERE IF TENDERED CDN$ NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY JPMORGAN CHASE BANK WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
   Name of Tendering Institution:
   Account Number:
   Transaction Code Number:

[ ] CHECK HERE IF TENDERED CDN$ NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE APPLICABLE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):

   Window Ticket Number (if any):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Institution which guaranteed delivery:

   If delivered by book-entry transfer, complete the following:

   Account Number:

   Transaction Code Number:

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:

  Address:

      You are entitled to as many copies as you may reasonably request and if you need more than 10 copies, please so indicate by noting the number of copies required below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Cdn$ Notes indicated above. The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      Subject to, and effective upon, the acceptance for exchange of the Cdn$ Notes tendered hereby, the undersigned, hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Cdn$ Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the applicable Exchange Agent its agent and attorney-in-fact (with full knowledge that the applicable Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Cdn$ Notes with full power of substitution to (i) deliver certificates for such Cdn$ Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present such Cdn$ Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of the beneficial ownership of such Cdn$ Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable from and after the Expiration Date and coupled with an interest.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Cdn$ Notes tendered hereby for Exchange Notes issuable upon the exchange of such tendered Cdn$ Notes, and that, when the same are accepted for exchange by the Issuer, the Issuer will acquire good and unencumbered title to such Cdn$ Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

      The undersigned also acknowledges that this Exchange Offer is being made in reliance on the position of the staff of the United States Securities and Exchange Commission (the "Commission") as set forth in certain no-action letters to other parties in other transactions. However, the Issuer has not sought its own no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances. Based on these interpretations by the staff of the Commission, the Issuer believes that Exchange Notes issued pursuant to the Exchange Offer in exchange for Cdn$ Notes may be offered for resale, resold and otherwise transferred by a holder thereof (other than any holder which is (i) a broker-dealer who purchased such Cdn$ Notes directly from the Issuer for resale pursuant to Rule 144A or other available exemptions under the Securities Act,
(ii) a broker-dealer who acquired such Cdn$ Notes as a result of market-making or other trading activities or (iii) a person that is an "affiliate" (as defined in Rule 405 of the Securities Act) of the Issuer (an "Affiliate")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and that such holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such Exchange Notes.

      The undersigned hereby represents, warrants and certifies that it is not an Affiliate of the Issuer, that it is not a broker-dealer that owns Cdn$ Notes acquired directly from the Issuer, that it is acquiring the Exchange Notes under the Exchange Offer in the ordinary course of the undersigned's business and that the undersigned is not participating, and has no arrangement or understanding with any person to participate, in a distribution of such Exchange Notes.

      If the undersigned is a broker-dealer that will receive Exchange Notes for its own account pursuant to the Exchange Offer, it acknowledges that the Cdn$ Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging, and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act even though it may be deemed to be an underwriter for purposes thereof.

      The undersigned hereby warrants that it will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Cdn$ Notes tendered hereby. The undersigned further agrees that acceptance of any tendered Cdn$ Notes by the Issuer and the issuance of Exchange Notes in exchange therefore shall constitute performance in full by the Issuer of certain obligations under the applicable Registration Rights Agreement and that the Issuer shall have no further obligation or liabilities thereunder (except in certain limited circumstances). All authority conferred or agreed to be conferred in this Letter will survive the death or incapacity of the undersigned and every obligation of the undersigned shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter or in the Prospectus under the section entitled "THE EXCHANGE OFFERS -- Withdrawal Rights."

      For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Cdn$ Notes when, as and if the Issuer has given oral or written notice thereof to the applicable Exchange Agent.

      If any tendered Cdn$ Notes are not accepted for exchange pursuant to the Exchange Offer for any reason set forth in the terms and conditions of the Exchange Offer or if Cdn$ Notes are submitted for a greater principal amount than the holder desires to exchange, certificates for any such unaccepted or non-exchanged Cdn$ Notes will be returned or provided, as the case may be, without expense to the undersigned (or, in the case of Cdn$ Notes tendered by book-entry transfer into JPMorgan Chase Bank's account at the Book-Entry Transfer Facility pursuant to the book-entry procedures described under the section entitled "THE EXCHANGE OFFERS -- DTC Book Entry Transfer" in the Prospectus, such non-exchanged Cdn$ Notes will be credited to an account maintained at the Book-Entry Transfer Facility), at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the expiration or termination of the Exchange Offer.

      The undersigned understands that tenders of Cdn$ Notes pursuant to the procedures described under the section entitled "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" in the Prospectus and in the instructions hereto, upon the acceptance thereof by the Issuer, will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Cdn$ Notes for any Cdn$ Notes not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Cdn$ Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Cdn$ Notes for any Cdn$ Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Cdn$ Notes." In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Cdn$ Notes accepted for exchange in the name(s) of, and return any certificates for Cdn$ Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuer has no obligations pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Cdn$ Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Cdn$ Notes so tendered.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF CDN$ NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE CDN$ NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

   To be completed ONLY if certificates for Cdn$ Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or person(s) whose signature(s) appear(s) on this Letter below, or if Cdn$ Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

 Issue: Exchange Notes and/or
        Cdn$ Notes to:

 Name
                             (Please Type or Print)

                             (Please Type or Print)

 Address

                                                              (Postal/Zip Code)

                            Employer Identification
                           or Social Security Number

                         (Complete Substitute Form W-9)

 [ ] Credit non-accepted Cdn$ Notes delivered by book-entry transfer to the
     Book-Entry Transfer Facility account set forth below:
                 (Book-entry Transfer Facility Account Number,
                                 if applicable)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

   To be completed ONLY if certificates for Cdn$ Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Cdn$ Notes" on this Letter above.

 Mail: Exchange Notes and/or
       Cdn$ Notes to:

 Name
                             (Please Type or Print)

                             (Please Type or Print)

 Address

                                                              (Postal/Zip Code)

      IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR CDN$ NOTES OR A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE APPLICABLE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 CONTAINED HEREIN)

      I hereby TENDER the Cdn$ Notes described above in the box entitled "Description of Cdn$ Notes" pursuant to the terms of the Exchange Offer.

X                                               , 200__
                                                                    Date

X                                               , 200__
          Signature(s) of Owner(s)                                  Date

Area Code and Telephone Number

      If a holder is tendering any Cdn$ Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Cdn$ Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):
                             (Please Type or Print)

--------------------------------------------------------------------------------

Capacity:

Address:

                           (Include Postal/Zip Code)

                              SIGNATURE GUARANTEE

                         (IF REQUIRED BY INSTRUCTION 4)

Signature(s) Guaranteed by an Eligible Institution:
                                                 (Authorized Signature)

                                    (Title)

                                 (Name of Firm)

                        (Area Code and Telephone Number)

Dated:  , 200__

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

      This letter must be used to forward, and must accompany, all certificates for Cdn$ Notes tendered pursuant to the Exchange Offer and tenders made pursuant to the procedures for delivery by book-entry transfer set forth in the "THE EXCHANGE OFFERS -- DTC Book-Entry Transfer" section of the Prospectus unless an Agent's Message (as defined in the "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus) is transmitted to and received by the applicable Exchange Agent.

                                  INSTRUCTIONS
                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER AND CERTIFICATES.

      This Letter of Transmittal (this "Letter") is to be completed by holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the "THE EXCHANGE OFFERS -- DTC Book-Entry Transfer" section of the Prospectus unless an Agent's Message (as defined in the "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus) is transmitted to and received by JPMorgan Chase Bank in respect of Cdn$ Notes registered in the name of The Depository Trust Company, or confirmation of acceptance of an Exchange Offer is communicated to The Canadian Depository for Securities Limited in accordance with its procedures. Certificates for all physically tendered Cdn$ Notes, or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, or an Agent's Message (as defined in the "EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" section of the Prospectus) in connection with a book-entry transfer, must be received by the applicable Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Cdn$ Notes tendered hereby must be in denominations of $1,000 or integral multiples thereof.

      The method of delivery of this Letter, the Cdn$ Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received and confirmed by the applicable Exchange Agent. If such delivery is made by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure delivery to the applicable Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date. No Letters or Cdn$ Notes should be sent to the Issuer.

      Holders who wish to tender their Cdn$ Notes and (i) whose Cdn$ Notes are not immediately available, or (ii) time will not permit such holder's Cdn$ Notes, this Letter or any other documents required hereby to reach the applicable Exchange Agent before the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed on a timely basis, must tender their Cdn$ Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the applicable Exchange Agent must have received from the Eligible Institution a properly completed and duly executed copy of the Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided herewith (by telegram, telex, facsimile transmission, or mail or hand delivery) setting forth the name and address of the holder of Cdn$ Notes and the amount of Cdn$ Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Cdn$ Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the applicable Exchange Agent; and (iii) the certificate(s) for all physically tendered Cdn$ Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the applicable Exchange Agent within five NYSE trading days after the date of execution of the

Notice of Guaranteed Delivery, all as provided in the Prospectus under the section entitled "THE EXCHANGE OFFERS -- Guaranteed Delivery Procedures." Any holder who wishes to tender his Cdn$ Notes pursuant to the guaranteed delivery procedures described above must ensure that the applicable Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York time, on the Expiration Date. As used in this Letter, "Eligible Institution" shall mean a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or which is otherwise an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended.

      All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Cdn$ Notes will be determined by the Issuer, in its sole discretion, which determination shall be final and binding. The Issuer reserves the absolute right to reject any and all tenders of any particular Cdn$ Notes not properly tendered or to not accept any particular Cdn$ Notes which acceptance might, in the judgement of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Cdn$ Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Cdn$ Notes in the Exchange Offer). The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) as to any particular Cdn$ Notes either before or after the Expiration Date shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Cdn$ Notes must be cured within such reasonable period of time as the Issuer shall determine. Neither the Issuer, the applicable Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Cdn$ Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Cdn$ Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Cdn$ Notes received by the applicable Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the applicable Exchange Agent to the tendering holders, unless otherwise provided in this Letter, as promptly as practicable after the expiration or termination of the Exchange Offer.

      See "THE EXCHANGE OFFERS" in the Prospectus.

2.  TENDER BY HOLDER.

      Only a holder of Cdn$ Notes may tender such Cdn$ Notes in the Exchange Offer. Any beneficial owner whose Cdn$ Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter and delivering such owner's Cdn$ Notes, either make appropriate arrangements to register ownership of the Cdn$ Notes in such owner's name or obtain a properly completed bond power from the Cdn$ holder. The transfer of registered ownership may take considerable time.

3.  PARTIAL TENDERS AND WITHDRAWALS.

      Tenders of Cdn$ Notes will be accepted only in denominations of $1,000 or integral multiples thereof. If less than all of a holder's Cdn$ Notes are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Cdn$ Notes to be tendered in the box above entitled "Description of Cdn$ Notes -- Principal Amount of Cdn$ Notes Tendered." A reissued certificate representing the balance of non-tendered Cdn$ Notes will be sent to such tendering holder (except in the case of book-entry transfers), unless otherwise provided in the appropriate box in this Letter, as promptly as practicable after the expiration or termination of the Exchange Offer. ALL OF THE CDN$ NOTES DELIVERED TO THE APPLICABLE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

      Any holder who has tendered Cdn$ Notes may withdraw the tender by delivering written notice of withdrawal to the applicable Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the applicable Exchange Agent at one of the addresses set forth in this Letter. Any such notice of withdrawal must specify the name of the person having tendered the Cdn$ Notes to be withdrawn, identify the Cdn$ Notes to be withdrawn (including the principal amount of such Cdn$ Notes), and (where certificates for Cdn$ Notes have been transmitted) specify the name in which such Cdn$ Notes are registered, if different from that of the withdrawing holder. If certificates for Cdn$ Notes have been delivered or otherwise identified to the applicable Exchange Agent, then, prior to the release of such certificates the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Cdn$ Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Cdn$ Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, in its sole discretion, which determination shall be final and binding on all parties. Any Cdn$ Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Cdn$ Notes which have been tendered for exchange but which are not exchanged for any reason will be returned or provided, as the case may be, to the holder thereof without cost to such holder (or, in the case of Cdn$ Notes tendered by book-entry transfer into JPMorgan Chase Bank's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Cdn$ Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Cdn$ Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Cdn$ Notes may be retendered by following one of the procedures described under the section entitled "THE EXCHANGE OFFERS -- Procedures for Tendering Existing Notes" in the Prospectus at any time on or prior to the Expiration Date. See "THE EXCHANGE OFFERS -- Withdrawal Rights" in the Prospectus.

4. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURE.

      If this Letter is signed by the registered holder of the Cdn$ Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) (if applicable) without any change whatsoever.

      If any tendered Cdn$ Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

      If any tendered Cdn$ Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      When this Letter is signed by the registered holder or holders of the Cdn$ Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Cdn$ Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

      If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificate(s).

      If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

      Endorsements on certificates for Cdn$ Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

      Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Cdn$ Notes are tendered: (i) by a registered holder of such Cdn$ Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Cdn$ Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or
(ii) for the account of an Eligible Institution.

5.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of Cdn$ Notes should indicate in the applicable box the name and address in or to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Cdn$ Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Cdn$ Notes by book-entry transfer may request that Cdn$ Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Cdn$ Notes not exchanged will be returned to the name or address of the person signing this Letter.

6.  TRANSFER TAXES.

      Holders who tender their Cdn$ Notes for exchange pursuant to the Exchange Offer will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Issuer to register Exchange Notes in the name of, or request that Cdn$ Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CDN$ NOTES SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

      Subject to the terms and conditions set forth in the Prospectus, the Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Cdn$ Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Cdn$ Notes for exchange.

      Neither the Issuer, the applicable Exchange Agent nor any other person is obligated to give notice of defects or irregularities with respect to any tender of Cdn$ Notes, nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED REGISTERED NOTES.

      Any holder whose Cdn$ Notes have been mutilated, lost, stolen or destroyed should contact the applicable Exchange Agent at the address indicated above for further instructions.

10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the applicable Exchange Agent, at the address indicated on the first page of this Letter.

                           IMPORTANT TAX INFORMATION

      Under United States federal income tax laws, a registered holder of Cdn$ Notes (other than a non-U.S. person that is permitted to file a Form W-8 as described below) is required to provide the U.S. Trustee (as defined in the Prospectus) (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her U.S. social security number. If the U.S. Trustee is not provided with the correct TIN, a US$50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Exchange Notes may be subject to backup withholding.

      Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the U.S. Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the U.S. Trustee.

      If backup withholding applies, the U.S. Trustee is required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments made with respect to Exchange Notes, the holder is required to provide the U.S. Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that
(A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                    (SEE "IMPORTANT TAX INFORMATION" ABOVE)
                       PAYOR'S NAME: JPMORGAN CHASE BANK

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU UNDER THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

-------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE           Social Security Number
  FORM W-9                           BOX AT RIGHT AND CERTIFY BY SIGNING AND
                                   DATING BELOW                                                    OR
                                                                                    Employer Identification Number

--------------------------------------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY         PART II -- Certification -- Under penalties of perjury,        PART 3
INTERNAL REVENUE SERVICE           I certify that:
                                     (1) The number shown on this form is my correct TIN (or      Awaiting TIN [ ]
                                   I am waiting for a number to be issued to me);
                                     (2) I am not subject to backup withholding because (i) I
                                   am exempt from backup withholding, (ii) I have not been        --------------------
                                         notified by the Internal Revenue Service ("IRS")           PART 4
                                         that I am subject to backup withholding as a result
                                         of failure to report all interest or dividends, or       Exempt [ ]
                                   (iii) the IRS has notified me that I am no longer subject
                                   to backup withholding; and
                                     (3) I am a U.S. person (including a U.S. resident
                                   alien).
                                   ---------------------------------------------------------------------------------

                                     Certificate instructions: -- You must cross out item (2) in Part II above if you
  PAYOR'S REQUEST FOR TAXPAYER     have been notified by the IRS that you are subject to backup withholding because of
IDENTIFICATION NUMBER ("TIN")        underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                   SIGNATURE
                                   DATE
                                   NAME
                                   (Please Print)
--------------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. It is understood that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

 , 200__
Signature and Date

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR CDN$ NOTES (IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5 Application for a Social Security Number Card, or Form SS-4 Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Subject to certain exceptions and conditions, payees specifically exempted from backup withholding on ALL payments include the following:

 --   A corporation.

 --   A financial institution.

 --   An organization exempt from tax under section 501(a), or an individual retirement plan.

 --   The United States or any wholly owned agency or instrumentality thereof.

 --   A State, The District of Columbia, a possession of the United States, or any political subdivision or wholly owned instrumentality thereof.

 --   A foreign government, a political subdivision of a foreign government, or any wholly owned agency or instrumentality thereof.

 --   An international organization or any wholly owned agency or instrumentality thereof.

 --   A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 --   A real estate investment trust.

 --   A common trust fund operated by a bank under section 584(a).

 --   An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

 --   An entity registered at all times under the Investment Company Act of
   1940.

 --   A foreign central bank of issue.

     Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

 --   Payments to non-resident aliens subject to withholding under section 1441.

 --   Payments to partnerships not engaged in a trade or business in the U.S.
   and which have at least one non-resident partner.

 --   Payments of patronage dividends where the amount renewed is not paid in money.

 --   Payments made by certain foreign organizations.

 --   Payments made to a nominee.

     Payments of interest not generally subject to backup withholding include the following:

 --   Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 --   Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 --   Payments described in section 6049(b)(5) to non-resident aliens.

 --   Payments on tax-free covenant bonds under section 1451.

 --   Payments made by certain foreign organizations.

 --   Payments made to a nominee.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

     PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------
                                      GIVE THE
      FOR THIS TYPE OF             SOCIAL SECURITY
          ACCOUNT:                  NUMBER OF --
-------------------------------------------------------
1. An individual's account    The individual
2. Two or more individuals    The actual owner of the
   (joint account)            account or, if combined
                              funds, any one of the
                              individuals(1)
3. Husband and wife (joint    The actual owner of the
   account)                   account or, if joint
                              funds, either person(1)
4. Custodian account of a     The minor(2)
   minor (Uniform Gift to
   Minors Act)
5. Adult and minor (joint     The adult or, if the
   account)                   minor is the only
                              contributor, the minor(2)
6. Account in the name of     The ward, minor, or
   guardian or committee for  incompetent person(3)
   a designated ward, minor,
   or incompetent person
7. a. The usual revocable     The grantor-trustee(1)
      savings trust account
      (grantor is also
      trustee)
   b. So-called trust         The actual owner(1)
      account that is
      not a legal or
      valid trust under
      State law

-------------------------------------------------------
      FOR THIS TYPE OF                GIVE THE
          ACCOUNT:                    EMPLOYER
                                   IDENTIFICATION
                                    NUMBER OF --
-------------------------------------------------------
8. Sole proprietorship        The owner(4)
   account
9. A valid trust, estate, or  Legal entity (Do not
   pension trust              furnish the identifying
                              number of the personal
                              representative or trustee
                              unless the legal entity
                              itself is not designated
                              in the account title.)(5)
10. Corporate account         The corporation
11. Religious, charitable,    The organization
   or educational
   organization account
12. Partnership held in the   The partnership
   name of the business
13. Association, club or      The organization
   other tax-exempt
   organization
14. A broker or registered    The broker or nominee
   nominee
15. Account with the          The public entity
   Department of Agriculture
   in the name of a public
   entity (such public
   entity as a State or
   local government, school
   district or prison) that
   receives agricultural
   program payments

---------------

    (1) List first and circle the name of the person whose number you furnish.

    (2) Circle the minor's name and furnish the minor's social security number.

    (3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

    (4) Show the name of the owner.

    (5) List first and circle the name of the legal trust, estate or pension trust.

    NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.